Exhibit 99.1

BullFrog AI Regains Compliance with Nasdaq Shareholders’ Equity Requirement

Strengthened balance sheet provides capital runway into late 2027

GAITHERSBURG, Md., April 22, 2026 — BullFrog AI Holdings, Inc. (NASDAQ: BFRG; BFRGW) (“BullFrog AI” or the “Company”), a technology company using artificial intelligence (“AI”) and machine learning to turn complex biomedical data into actionable insights, today announced that it has received a written notice from The Nasdaq Stock Market LLC (“Nasdaq”) stating that the Company has regained compliance with the minimum stockholders’ equity requirement under Nasdaq Listing Rule 5550(b)(1) (the “Stockholders’ Equity Rule”). On April 21, 2026, the Company received a letter from Nasdaq notifying the Company that it had regained compliance with the Stockholders’ Equity Rule, which requires listed companies to maintain stockholders’ equity of at least $2,500,000. As a result of sales under the Company’s existing at-the-market sales facility and equity-line-of-credit facility, the Company regained compliance with the Stockholders’ Equity Rule as of April 21, 2026. The letter also stated that the Company will be subject to a mandatory panel monitor for a period of one year commencing on April 21, 2026. If, within the one-year monitoring period, the Nasdaq Listing Qualifications Staff finds the Company out of compliance with the Stockholders’ Equity Rule, the Company will not be permitted additional time to regain compliance. However, the Company will have an opportunity to request a new hearing with the Nasdaq Hearings Panel prior to the Company’s securities being delisted from Nasdaq.

“Today’s announcement is a result of executing important business objectives, on plan, in the first quarter,” said BullFrog AI’s Founder and CEO Vin Singh. “First and foremost, our commercial agreement announced in March with a top 5 global pharmaceutical company serves as high-profile third-party validation of the capabilities embedded within BullFrog AI’s proprietary technology. Second, with that pivotal commercial validation in hand, we were able to extend our cash runway by over a year, prioritizing investor friendly, minimally dilutive financing structures that preserve value. Maintaining our Nasdaq listing as a result of organic business wins and a solid balance sheet is integral to our commitment to create value for our shareholders,” concluded Mr. Singh.

About BullFrog AI

BullFrog AI leverages artificial intelligence and machine learning to advance drug discovery and development. Through collaborations with leading research institutions, BullFrog AI uses causal AI in combination with its proprietary bfLEAP® platform to analyze complex biological data, aiming to streamline therapeutics development and reduce failure rates in clinical trials. For more information visit BullFrog AI at: https://bullfrogai.com.

Safe Harbor Statement

This press release contains forward-looking statements. We base these forward-looking statements on our expectations and projections about future events, which we derive from the information currently available to us. Such forward-looking statements relate to future events or our future performance, including: our financial performance and projections; our revenue and earnings; and our business prospects and opportunities. You can identify forward-looking statements by those that are not historical in nature, particularly those that use terminology such as “may,” “should,” “could,” “will,” “expects,” “anticipates,” “contemplates,” “estimates,” “believes,” “plans,” “projected,” “predicts,” “potential,” or “hopes” or the negative of these or similar terms. In evaluating these forward-looking statements, you should consider various factors, including: our ability to change the direction of the Company; our ability to keep pace with new technology and changing market needs; our and our partners’ ability to market and sell our offerings and services, including BullFrog Data Networks™; our ability to maintain compliance with Nasdaq listing rules; and the competitive environment of our business. These and other factors may cause our actual results to differ materially from any forward-looking statement. Forward-looking statements are only predictions. The forward-looking events discussed in this press release and other statements made from time to time by us or our representatives, may not occur, and actual events and results may differ materially and are subject to risks, uncertainties, and assumptions about us. We are not obligated to publicly update or revise any forward-looking statement, whether as a result of uncertainties and assumptions, the forward-looking events discussed in this press release and other statements made from time to time by us or our representatives might not occur.

Contact:

Investors:

CORE IR

ir@bullfrogai.com

Media:

CORE PR

pr@bullfrogai.com